EXHIBIT 99.1

   Accrued Interest Date:                              Collection Period Ending:
   27-Mar-06                                                          31-Mar-06

   Distribution Date:      BMW Vehicle Owner Trust 2003-A              Period #
   25-Apr-06               ------------------------------                    36

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

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   BALANCES
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                                                                        Initial        Period End
      Receivables                                                $1,643,640,298      $221,681,679
      Reserve Account                                               $12,327,302        $8,218,201
      Yield Supplement Overcollateralization                         $9,034,825        $1,210,744
      Class A-1 Notes                                              $380,000,000                $0
      Class A-2 Notes                                              $455,000,000                $0
      Class A-3 Notes                                              $470,000,000                $0
      Class A-4 Notes                                              $296,913,000      $187,778,462
      Class B Notes                                                 $32,692,000       $32,692,000

   CURRENT COLLECTION PERIOD
   -------------------------------------------------------------------------------------------------------------------------

      Beginning Receivables Outstanding                            $242,516,480
      Calculation of Total Distribution Amount
         Regular Principal Distributable Amount
             Receipts of Scheduled Principal                        $14,011,153
             Receipts of Pre-Paid Principal                          $6,621,955
             Liquidation Proceeds                                      $178,316
             Principal Balance Allocable to Gross Charge-offs           $23,378
         Total Receipts of Principal                                $20,834,802

         Interest Distribution Amount
             Receipts of Interest                                    $1,004,597
             Servicer Advances                                               $0
             Reimbursement of Previous Servicer Advances               ($17,511)
             Accrued Interest on Purchased Receivables                       $0
             Recoveries                                                 $67,569
             Net Investment Earnings                                    $28,350
         Total Receipts of Interest                                  $1,083,005

         Release from Reserve Account                                        $0

      Total Distribution Amount                                     $21,894,429

      Ending Receivables Outstanding                               $221,681,679

   SERVICER ADVANCE AMOUNTS
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      Beginning Period Unreimbursed Previous Servicer Advance           $60,785
      Current Period Servicer Advance                                        $0
      Current Reimbursement of Previous Servicer Advance               ($17,511)
      Ending Period Unreimbursed Previous Servicer Advances             $43,274

   COLLECTION ACCOUNT
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      Deposits to Collection Account                                $21,894,429
      Withdrawals from Collection Account
         Servicing Fees                                                $202,097
         Class A Noteholder Interest Distribution                      $439,575
         First Priority Principal Distribution                               $0
         Class B Noteholder Interest Distribution                       $79,823
         Regular Principal Distribution                             $20,715,465
         Reserve Account Deposit                                             $0
         Unpaid Trustee Fees                                                 $0
         Excess Funds Released to Depositor                            $457,469
      Total Distributions from Collection Account                   $21,894,429

   EXCESS FUNDS RELEASED TO THE DEPOSITOR
   -------------------------------------------------------------------------------------------------------------------------
         Release from Reserve Account                                        $0
         Release from Collection Account                               $457,469
      Total Excess Funds Released to the Depositor                     $457,469

   NOTE DISTRIBUTION ACCOUNT
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      Amount Deposited from the Collection Account                  $21,234,863
      Amount Deposited from the Reserve Account                              $0
      Amount Paid to Noteholders                                    $21,234,863

   DISTRIBUTIONS
   -------------------------------------------------------------------------------------------------------------------------


      Monthly Principal Distributable Amount                    Current Payment    Ending Balance Per $1,000         Factor
      Class A-1 Notes                                                        $0                $0      $0.00          0.00%
      Class A-2 Notes                                                        $0                $0      $0.00          0.00%
      Class A-3 Notes                                                        $0                $0      $0.00          0.00%
      Class A-4 Notes                                               $20,715,465      $187,778,462     $69.77         63.24%
      Class B Notes                                                          $0       $32,692,000      $0.00        100.00%

      Interest Distributable Amount                             Current Payment        Per $1,000
      Class A-1 Notes                                                        $0             $0.00
      Class A-2 Notes                                                        $0             $0.00
      Class A-3 Notes                                                        $0             $0.00
      Class A-4 Notes                                                  $439,575             $1.48
      Class B Notes                                                     $79,823             $2.44


   CARRYOVER SHORTFALLS
   -------------------------------------------------------------------------------------------------------------------------
                                                                        Prior
                                                                   Period Carryover  Current Payment   Per $1,000
      Class A-1 Interest Carryover Shortfall                                 $0                $0         $0
      Class A-2 Interest Carryover Shortfall                                 $0                $0         $0
      Class A-3 Interest Carryover Shortfall                                 $0                $0         $0
      Class A-4 Interest Carryover Shortfall                                 $0                $0         $0
      Class B Interest Carryover Shortfall                                   $0                $0         $0


   RECEIVABLES DATA
   -------------------------------------------------------------------------------------------------------------------------

                                                               Beginning Period         Ending Period
      Number of Contracts                                                25,580            24,634
      Weighted Average Remaining Term                                     19.90             18.97
      Weighted Average Annual Percentage Rate                             5.11%             5.11%

      Delinquencies Aging Profile End of Period                   Dollar Amount        Percentage
         Current                                                   $198,533,065            89.56%
         1-29 days                                                  $17,342,129             7.82%
         30-59 days                                                  $4,078,184             1.84%
         60-89 days                                                    $722,395             0.33%
         90-119 days                                                   $139,444             0.06%
         120+ days                                                     $866,462             0.39%
         Total                                                     $221,681,679           100.00%
         Delinquent Receivables +30 days past due                    $5,806,485             2.62%


      Write-offs
         Gross Principal Write-Offs for Current Period                  $23,378
         Recoveries for Current Period                                  $67,569
         Net Write-Offs for Current Period                             ($44,191)

         Cumulative Realized Losses                                  $7,991,937\

                                       2
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      Repossessions                                               Dollar Amount             Units
         Beginning Period Repossessed Receivables Balance              $492,604                39
         Ending Period Repossessed Receivables Balance                 $565,650                41
         Principal Balance of 90+ Day Repossessed Vehicles              $45,553                 3



   YIELD SUPPLEMENT OVERCOLLATERALIZATION
   -------------------------------------------------------------------------------------------------------------------------

      Beginning Period Required Amount                               $1,330,081
      Beginning Period Amount                                        $1,330,081
      Ending Period Required Amount                                  $1,210,744
      Current Period Release                                           $119,337
      Ending Period Amount                                           $1,210,744
      Next Distribution Date Required Amount                         $1,097,173

   RESERVE ACCOUNT
   -------------------------------------------------------------------------------------------------------------------------

      Beginning Period Required Amount                               $8,218,201
      Beginning Period Amount                                        $8,218,201
      Net Investment Earnings                                           $28,350
      Current Period Deposit                                                 $0
      Current Period Release to Collection Account                           $0
      Current Period Release to Depositor                                    $0
      Ending Period Required Amount                                  $8,218,201
      Ending Period Amount                                           $8,218,201
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